EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael T. Viadero, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Alternet Systems Inc. for the year ended December 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alternet Systems Inc..

Dated: December 16, 2013

/s/ Michael T. Viadero
Michael T. Viadero
Secretary, Treasurer,
(Principal Financial Officer and Principal
Accounting Officer)
Alternet Systems Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Alternet Systems Inc. and will be retained by Alternet Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.